ASIAN AMERICAN BUSINESS DEVELOPMENT COMPANY
CODE OF ETHICS

         1. Act with honesty and integrity; avoid actual or apparent conflicts of interest in personal and professional relationships.

         2. Provide colleagues with information that is accurate, complete, objective, relevant, timely and understandable.

         3. Comply with applicable laws, rules and regulations of federal, state, and local governments (both United States and foreign) and other appropriate private and public regulatory agencies.

         4. Act in good faith, with due care, competence and diligence, without misrepresenting material facts or allowing independent judgment to be subordinated.

         5. Respect the confidentiality of information acquired in the course of employment.

         6. Share knowledge and maintain skills necessary and relevant to the Corporation's needs.

         7. Proactively promote ethical and honest behavior within the Corporation's environment.

         8. Assure responsible use of and control of all assets, resources and information of the Corporation.